Exhibit 99.1

November 13, 2006	OTCBB: LFLT
LIFELINE THERAPEUTICS, INC. ANNOUNCES
1Q FY2007 FINANCIAL AND OPERATING RESULTS
DENVER, Colorado — Lifeline Therapeutics, Inc. (OTCBB: LFLT), maker of Protandim®, today announced results for its first quarter, fiscal year 2007 ended September 30, 2006. The Company recorded net revenues of $2.1 million and a loss of $(820,208), or $(0.04) per share. In the prior quarterly period, the company recorded net revenues of $1.1 million and a loss of $(1.6) million, or $(0.07) per share. For the same period in 2005, the company recorded net revenues of $3.0 million and income of $80,315.
As announced, the Company will begin recognizing previously deferred revenue and costs related to its retail partner, GNC, in the quarter and will recognize continuing revenue and costs going forward. Previously deferred revenue relating to prior periods to be recognized in the current quarter is $748,230. Prior deferred revenue relating to the current period is $199,020.
Also as previously announced, the Company will be reflecting restatements to its historic Balance Sheets to reflect investments in Patents and other items.
“During the first quarter, we announced initial distribution through CVS/pharmacy (NYSE: CVS) stores along with co-marketing initiatives. In addition, the Company’s broker in Japan has stated that the regulatory approval process is well underway in that market,” said Stephen K. Onody, CEO. “For our customers and potential customers interested in learning about Protandim®, we launched our new website which features greater functionality for customers, giving them updated health and wellness information and more control over their accounts and ordering. With the launch of the new website, we are better able to communicate with our customers.”
“Also in the first quarter, Protandim® was featured on The Today Show, and in a Healing Quest program on PBS stations,” continued Mr. Onody. “Beginning in our second quarter, Protandim® will be sold in Super Supplements and Vitamin Cottage stores. Protandim® was again featured on The Today Show.”
“We are especially pleased with the progress we have made in our discussions with the SEC Staff on our registration filing. While we cannot predict a final approval date, we are striving to conclude this matter in the very near future,” concluded Mr. Onody.
Questions regarding the operational results of the Company will be addressed at the Annual Meeting of Shareholders to be held November 21, 2006 at the offices of The Chemins Company, Inc., 1835 East Cheyenne Road, Colorado Springs, Colorado 80906. Tours of the manufacturing facility will also be available to shareholders.
The Company will hold a conference call to discuss the quarter on Tuesday, November 14, 2006 at 8:00 a.m. MST (10:00 a.m. EST).
Interested parties may listen to the call by dialing 800-257-2182. A replay of the call will be available by telephone until November 21, 2006 at 800-405-2236 passcode 11076857#.
About Lifeline Therapeutics, Inc.
Lifeline Therapeutics, Inc. markets Protandim®. Lifeline Therapeutics is committed to helping people achieve health and wellness for life. For more information, please visit the Company’s web site at www.lifelinetherapeutics.com.
Except for historical information contained herein, this document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, applicable common law and Securities and Exchange Commission rules. The Company uses the words “anticipate,” “believe,” “could,” “should,” “estimate,” “expect,” “intend,” “may,” “predict,” “project,” “plan,” “target” and similar terms and phrases, including references to assumptions, to identify forward-looking statements. These forward-looking statements are based on the Company’s current expectations and beliefs concerning future events affecting the Company and involve known and unknown risks and uncertainties that may cause the Company’s actual results or outcomes to be materially different from those anticipated and discussed herein. These risks and uncertainties are difficult to predict accurately and may be beyond the control of the Company. The following factors are among those that may cause actual results to differ materially from our forward-looking statements: unanticipated delays in completing the process of our restatement of historical financial statements and related audits, including delays in or restrictions on our ability to access the capital markets or other adverse effects to our business and financial position; the Company’s ability to protect our intellectual property rights and the value of our product; and the illiquidity of our common stock. These and other additional risk factors and uncertainties are discussed in greater detail in the Company’s Annual Report on Form 10-KSB under the caption “Risk Factors”, and in other documents filed the Company from time to time with the Securities and Exchange Commission. Forward-looking statements made by the Company in this news release or elsewhere speak only as of the date made. New uncertainties and risks come up from time to time, and it is impossible for the Company to predict these events or how they may affect the Company. The Company has no duty to, and does not intend to, update or revise the forward-looking statements in this news release after the date it is issued. In light of these risks and uncertainties, investors should keep in mind that the results, events or developments disclosed in any forward-looking statement made in this news release may not occur.
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CONTACTS:

Lifeline Therapeutics, Inc.
Stephen K. Onody, CEO	Telephone: 720-488-1711
Gerald J. Houston, CFO	Fax: 303-565-8700

LIFELINE THERAPEUTICS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
September 30, 2006 and June 30, 2006

	(Unaudited)
	September 30,	(Audited)
	2006	June 30, 2006
ASSETS
Current assets
Cash and cash equivalents	$143,560	$228,112
Marketable securities, available for sale	2,568,406	3,008,573
Accounts receivable, net	390,600	107,892
Inventory	91,969	45,001
Deferred expenses	125,918	152,677
Deposit with manufacturer	470,416	555,301
Prepaid expenses	584,693	316,659

Total current assets	4,375,562	4,414,215
Property and equipment, net	254,088	245,000
Intangible assets, net	2,199,412	2,162,042
Deposits	325,440	316,621

TOTAL ASSETS	$7,154,502	$7,137,878

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable	$645,137	$613,833
Accrued expenses	305,833	399,305
Margin debt payable	607,487	—
Deferred revenue	876,660	1,144,950
Capital lease obligations, current portion	2,059	1,985

Total current liabilities	2,437,176	2,160,073
Long-term liabilities
Capital lease obligations, net of current portion	2,603	3,146

Total liabilities	2,439,779	2,163,219

Stockholders’ equity
Preferred stock — par value $.001, 50,000,000 shares authorized, no shares issued or outstanding	—	—
Common stock, Series A — par value $.001, 250,000,000 shares authorized and 22,118,034 issued and outstanding	22,118	22,118
Common stock, Series B — par value $.001, 250,000,000 shares authorized, no shares issued or outstanding	—	—
Additional paid-in capital	14,542,396	14,018,487
Accumulated (deficit)	(9,830,547)	(9,010,339)
Unrealized (loss) on securities available for sale	(19,244)	(55,607)

Total stockholders’ equity	4,714,723	4,974,659

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$7,154,502	$7,137,878

LIFELINE THERAPEUTICS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	For the three months ended
	September 30,
	2006	2005
Sales, net	$2,075,482	$2,964,591

Cost of sales	375,552	596,561

Gross profit	1,699,930	2,368,030

Operating expenses:
Marketing and customer service	1,032,815	1,144,470
General and administrative	1,407,626	1,065,409
Research and development	65,683	—
Depreciation and amortization	29,432	86,374

Total operating expenses	2,535,556	2,296,253

Operating (loss)	(835,626)	71,777

Other income and (expense):
Interest income (expense)	15,418	20,466
Other	—	(11,928)

Net other income (expense)	15,418	8,538

Net income (loss)	$(820,208)	$80,315

Net income (loss) per share, basic and diluted	$(0.04)	$—

Weighted average shares outstanding, basic	22,118,034	22,117,992

Weighted average shares outstanding, fully diluted	22,118,034	24,953,510